UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-1710

T. Rowe Price New Era Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2010

Item 1: Report to Shareholders

New Era Fund	December 31, 2010

The views and opinions in this report were current as of December 31, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Natural resources stocks surged in the second half of 2010 in a strong reversal of the ill fortune that characterized the first half of the year. Not only have concerns over the massive Gulf of Mexico oil spill and increased taxation begun to recede, but the broader global economy has also started to improve. The New Era Fund posted excellent returns in the closing six months of the period, outpacing its Lipper peer index and, in the process, bringing the full-year returns back above peer results as well. This will continue to be a volatile arena in which to invest, but we remain convinced that supplies of commodities such as oil, copper, and coal will become increasingly tight, which should drive performance in this sector for years to come.

Your fund rose 40.69% for the six-month period ended December 31, 2010, versus 23.27% for the S&P 500 Index and 35.65% for the Lipper Global Natural Resources Funds Index. For the full year, your fund rose 20.96% compared with 15.06% for the S&P 500 and 17.66% for the Lipper index. Agriculture, engineering and construction, industrial metals, and coal stocks drove the fund’s strong performance relative to its benchmarks, while oil and gas producers, drillers, and chemical stocks weighed on relative returns. Our strategy invests heavily in energy stocks, which comprise the largest investable space in natural resources, but also is diversified broadly across other commodity sectors. Our diversified approach paid off in the second half of 2010 and helped to reverse underperformance over the first half of the year.

ECONOMIC AND MARKET ENVIRONMENT

Emerging markets continue to be at the leading edge of the global economic recovery, but developed economies in the U.S. and select European countries are also on the mend. Demand for many commodities, such as oil and copper, reached new highs despite slower recoveries in the world’s larger developed markets. Unemployment remains stubbornly high in developed countries, but this trend is starting to show signs of breaking. Given that commodity demand is increasingly based on economic growth in emerging markets, slower growth in developed markets is not particularly worrisome for commodity investors.

Instead, we are focused on inflationary pressures in emerging economies. Food prices have reached new highs as a result of poor growing conditions in the last year and increased demand arising from the economic recovery. Loose lending standards in 2009 contributed to housing price inflation in key nations such as China. Thus far, emerging economies have been able to thwart more painful inflation with modest interest rate hikes; but if commodities continue to rise, inflation may prove difficult to contain and may eventually reach developed markets. While our fund tends to perform well in periods of higher inflation, this wouldn’t be a happy time for any of us as consumers. We do not see high inflation coming to our shores in the next year, but it bears watching over the medium term. If inflation does appear, it would be yet another sign that the current commodity investing cycle is an echo of the 1970s—a great time to invest in commodity stocks but a difficult time for stocks in general.

PORTFOLIO REVIEW

Let’s start with an overview of how our stocks were affected by the Macondo oil spill in the Gulf of Mexico. We found that BP and Transocean bore the greatest responsibility for the disaster and, as a result, we eliminated the latter from our portfolio and substantially reduced our holdings in the former as it recovered. While the legal fallout resulting from Macondo is not likely to bankrupt either company, we do expect nasty headlines to surface over the coming months as investigations and lawsuits progress, making it hard for those stocks to outperform over the next year. At the same time, we saw opportunities to add exposure to companies operating in the Gulf that were not party to the Macondo disaster. Several of these stocks enhanced the fund’s performance during the closing six months of the year, including subsea oil and gas equipment manufacturer FMC Technologies. We also deployed the proceeds from Transocean into another offshore driller, Noble, which we have owned in the past but found to be priced attractively in the wake of the Macondo incident. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

The fund’s industrial metals stocks were our strongest performers in both the 6- and 12-month periods as metals prices rebounded sharply as fears over slowing growth in China and emerging markets faded. Shares of metals and mining companies like BHP Billiton, Vale, and Anglo American moved sharply higher in the period’s closing months. Copper and gold producer Freeport-McMoRan Copper & Gold was another standout as its share price more than doubled in the second half of 2010. Metals shares may be due for a pause given this strong appreciation, but they should continue to perform well over time as long as emerging markets such as China continue to grow and industrialize.

Agriculture stocks were also among the strongest absolute and relative performers for your fund in 2010 thanks to solid demand and rising grain and oilseed prices in the wake of difficult growing seasons. Investor interest in this area was stoked when BHP launched an unsuccessful bid to acquire Potash Corporation of Saskatchewan, one of our largest holdings. This contributed to relative outperformance that was surpassed only by our metals, mining equipment, and engineering and construction (E&C) stocks.

The mining equipment and E&C industries are categorized as diversified resources in the pie chart shown above. These companies generally are involved with building new production assets, whether these are ore mines, oilfields, or refineries. Mining equipment stocks Bucyrus International and Joy Global were standout performers in the second half of 2010 as Caterpillar offered to buy Bucyrus for a tidy premium. E&C stocks McDermott International and Foster Wheeler were strong due to growing orders for these later-cycle companies rather than acquisition fervor.

Our coal stocks generated attractive gains. Early year malaise yielded to strong investor interest as international orders for coal continued to increase and domestic inventories declined. Two of our largest holdings, Peabody Energy and Arch Coal, were top performers, while a smaller position in metallurgical coal company Walter Energy also posted solid gains. Our emphasis on coal stocks has started to pay off, and we will continue to watch the sector closely before deciding when to reduce our exposure. For now, however, conditions for coal stocks look very good, particularly as monsoon rains have hampered coal exports from Australia, a key supplier of coal for resource-hungry Asian markets.

Precious metals climbed sharply in the first six months of the reporting period and were solidly positive for the full year despite leveling off in the latter half. Silver producer Fresnillo was a standout holding, with its share price more than doubling over the course of 2010. Precious metals stocks are likely to remain tepid performers over the short term as the world’s developed economies are still in the early stages of recovery. However, these stocks should find new life as the recovery progresses and inflation risks increase.

The fund’s oil services stocks recovered nicely in the second half of the year, but we trailed some of our peers because we had relatively less exposure to Halliburton and National Oilwell Varco, which were two of the strongest stocks in the industry. For the year, however, we managed to record solid absolute and relative results in this sector due to strong performances from FMC Technologies, Schlumberger, and Trican, a Canada-based well stimulation firm.

Independent oil and gas producers managed to post gains in the second half of 2010 but still trailed the broader portfolio for the 6- and 12-month periods. Our relative outperformance in this segment over the first half of the year was largely erased in the second half as we had less exposure to stalwart performers like Anadarko Petroleum and some of the smaller oil-focused producers that also generated good returns. However, we still gained modest ground thanks to our holdings in gas producers such as Atlas Energy, which is soon to be acquired by Chevron, and our moderate exposure to gas producers as a whole.

Other than the drag on performance from our BP shares in the first half of the year, oil and gas drilling stocks were our most challenging positions. Diamond Offshore Drilling, which is one of our larger holdings, lagged its peers as it reduced its dividend in order to divert more capital to refresh its aging fleet. Diamond’s fortunes seem to be improving as rig demand has started to improve, and its fleet has been upgraded by the addition of new offshore rigs. We are confident that this will be a better stock in the coming years.

OUTLOOK

The outlook for the global economy appears markedly brighter than it did the last time I wrote this letter, but it’s not without risks. Whether due to the next sovereign debt crisis or inflation, global economic growth can and will face hiccups going forward. On the plus side, many emerging economies are growing gross domestic product at greater than 6% per year and developed economies also are starting to improve, albeit at a slower pace. Since economic growth is essential for most commodity investments, I am optimistic about our strategy over the next few years. Moreover, we believe this type of strategy is positioned to perform well if and when inflation returns to developed markets.

I expect global economic growth to continue, particularly in emerging countries, which should drive the fortunes of commodity stocks higher. However, this will always be a volatile market segment fraught with occasional challenges. Sovereign debt risk in Europe does not appear as acute today as it did in the first half of 2010, but these problems are likely to resurface in the coming years, although perhaps not to the same degree. Interest rate hikes intended to fight commodity inflation could chill growth in some emerging economies, while some unknown issue could stoke investors’ fears and send them running to the perceived safety of more stable assets. Although I know that this will always be a volatile area of the market, I feel very confident about the prospects for natural resources stocks over the next few years as fundamentals for many commodities look very good.

I am certainly gratified with the New Era Fund’s extraordinary performance since I became lead portfolio manager six months ago. Although I do not expect to duplicate these exceptional returns in every subsequent period, I will strive to provide my fellow shareholders with strong risk-adjusted absolute and relative performance over time. We have emerged from the depths of the mid-2010 correction, and I believe the fund is poised to benefit from the fruits of a growing global economy. As always, I thank you for the opportunity to manage this fund on your behalf.

Respectfully submitted,

Timothy E. Parker
Portfolio manager and chairman of the fund’s Investment Advisory
Committee

January 20, 2011

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF STOCK INVESTING

The fund’s share price can fall because of weakness in the stock markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. The rate of earnings growth of natural resources companies may be irregular since these companies are strongly affected by natural forces, global economic cycles, and international politics. For example, stock prices of energy companies can fall sharply when oil prices fall.

GLOSSARY

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS ‡

(Cost and value in $000s)

	Shares/$ Par	Value
COMMON STOCKS 96.5%		
AGRICULTURE 4.4%		
Agriculture 4.4%		
Compass Minerals	215,900	19,273
Monsanto	477,800	33,274
Mosaic	262,800	20,067
Potash Corporation of Saskatchewan	920,556	142,530
Sociedad Quimica y Minera de Chile, ADR	603,200	35,239
Total Agriculture		250,383
COAL 7.4%		
Coal 7.4%		
Arch Coal	4,303,504	150,881
CONSOL Energy	819,300	39,933
Peabody Energy	2,632,002	168,395
Walter Energy	498,800	63,767
Total Coal		422,976
DIVERSIFIED RESOURCES 8.4%		
Engineering & Construction 6.0%		
Babcock & Wilcox (1)	1,545,350	39,545
Fluor	714,400	47,336
Foster Wheeler (1)	2,034,922	70,246
McDermott International (1)	3,615,400	74,803
Quanta Services (1)	3,858,260	76,857
Vulcan Materials	909,900	40,363
		349,150
Machinery & Equipment 2.4%		
Bucyrus International, Class A	630,500	56,367
Joy Global	924,100	80,165
		136,532

Water Resources 0.0%		
Western Water (1)	2,259	–
Western Water, Warrants, 9/1/15, Acquisition Date: 10/16/09 Acquisition Cost $0 (1)(2)	2,801	–
		–
Total Diversified Resources		485,682
DOWNSTREAM ENERGY 7.4%		
Gas Transmission & Distribution 3.1%		
Gazprom, ADR	3,163,073	79,868
Spectra Energy	1,529,600	38,225
Williams Companies	2,318,739	57,319
		175,412
Renewables & Alternative Energy 0.8%		
First Solar (1)	222,600	28,969
MEMC Electronic Materials (1)	1,513,600	17,043
		46,012
Utilities 3.5%		
AES (1)	3,773,600	45,963
Calpine (1)	4,364,500	58,222
Exelon	708,200	29,490
GenOn Energy (1)	9,690,100	36,919
NRG Energy (1)	1,644,028	32,124
		202,718
Total Downstream Energy		424,142
ENERGY SERVICES 20.9%		
Oil & Gas Drilling 3.3%		
Diamond Offshore Drilling	1,529,136	102,253
Ensco, ADR	937,500	50,044

Noble	1,085,900	38,843
		191,140

Oil & Gas Equipment & Services 17.6%

Baker Hughes	2,013,322	115,102
Cameron International (1)	3,844,352	195,024
FMC Technologies (1)	1,336,668	118,843
Halliburton	1,728,900	70,591
National Oilwell Varco	394,034	26,499
Schlumberger	3,371,135	281,490
Subsea 7 (NOK) (1)	1,421,300	37,000
Technip (EUR)	784,109	72,403
Tenaris, ADR	712,385	34,892
Trican Well Service (CAD)	2,905,400	58,850
		1,010,694
Total Energy Services		1,201,834

INTEGRATEDS AND UPSTREAM ENERGY 27.0%

Integrated Petroleum-Domestic 2.9%

Hess	806,100	61,699
Murphy Oil	1,413,446	105,372
		167,071

Integrated Petroleum-International 7.9%

BP, ADR	264,673	11,691
Chevron	1,261,932	115,151
ExxonMobil	1,202,753	87,945
Petroleo Brasileiro, ADR	2,196,968	75,070
Royal Dutch Shell, A Shares, ADR	1,617,206	107,997
Statoil (NOK)	630,499	14,976
Total, ADR	748,700	40,041
		452,871

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

($000s)

	Year Ended 12/31/10
Investment Income (Loss)	
Income	
Dividend	$ 83,058
Securities lending	465
Interest	27
Total income	83,550
Expenses	
Investment management	27,355
Shareholder servicing	4,869
Prospectus and shareholder reports	314
Custody and accounting	370
Registration	106
Legal and audit	38
Directors	29
Miscellaneous	218
Total expenses	33,299
Net investment income	50,251
Realized and Unrealized Gain (Loss)	
Net realized gain (loss)	
Securities	245,050
Foreign currency transactions	(552)
Net realized gain	244,498
Change in net unrealized gain (loss)	
Securities	678,512
Other assets and liabilities denominated in foreign currencies	2
Change in net unrealized gain	678,514
Net realized and unrealized gain	923,012
INCREASE IN NET ASSETS FROM OPERATIONS	$ 973,263

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price New Era Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on January 20, 1969. The fund seeks to provide long-term capital growth primarily through the common stocks of companies that own or develop natural resources and other basic commodities, and also through the stocks of selected nonresource growth companies.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by fund management. Fund management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $82,000 for the year ended December 31, 2010. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

New Accounting Pronouncement On January 1, 2010, the fund adopted new accounting guidance that requires enhanced disclosures about fair value measurements in the financial statements. Adoption of this guidance had no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on December 31, 2010:

Following is a reconciliation of the fund’s Level 3 holdings for the year ended December 31, 2010. Gain (loss) reflects both realized and change in unrealized gain (loss) on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain (loss) on Level 3 instruments held at December 31, 2010, totaled $0 for the year ended December 31, 2010.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Bank Loans The fund may invest in bank loans, which represent an interest in amounts owed by a borrower to a syndication of lenders. Bank loans may involve multiple loans with the same borrower under a single credit agreement (each loan, a tranche) and each tranche may have different terms and associated risks. A bank or other financial institution typically acts as the agent and administers a bank loan in accordance with the associated credit agreement. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The fund may buy and sell bank loans in the form of either loan assignments or loan participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer. Although loan assignments continue to be administered by the agent, the buyer acquires direct rights against the borrower. In many cases, a loan assignment requires the consent of both the borrower and the agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments that the seller is entitled to receive from the borrower; however, the seller continues to hold legal title to the loan. As a result, with loan participations, the buyer generally has no right to enforce compliance with the terms of the credit agreement against the borrower, and the buyer is subject to the credit risk of both the borrower and the seller. Bank loans often have extended settlement periods, during which the fund is subject to nonperformance by the counterparty. A portion of the fund’s bank loans may require additional principal to be funded at the borrowers’ discretion at a later date (unfunded commitments) and bank loans usually may be repaid at any time at the option of the borrower. The fund reflects both the funded portion of the bank loan as well as any unfunded commitment on the loan in the Portfolio of Investments. At December 31, 2010, the fund’s total unfunded commitments were $315,000.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by fund management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities are not. At December 31, 2010, there were no securities on loan.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $1,266,956,000 and $1,566,850,000, respectively, for the year ended December 31, 2010.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions during the years ended December 31, 2010 and December 31, 2009, totaled $63,961,000 and $61,417,000, respectively, and were characterized as ordinary income for tax purposes. At December 31, 2010, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales and the realization of unrealized gains/losses on passive foreign investment companies for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. During the year ended December 31, 2010, the fund utilized $243,410,000 of capital loss carryforwards. The fund’s unused capital loss carryforwards as of December 31, 2010, all expire in fiscal 2017. In accordance with federal income tax regulations applicable to investment companies, recognition of capital and/or currency losses on certain transactions realized between November 1 and the fund’s fiscal year-end is deferred for tax purposes until the subsequent year (post-October loss deferrals); however, such losses are recognized for financial reporting purposes in the year realized.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.25% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2010, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended December 31, 2010, expenses incurred pursuant to these service agreements were $85,000 for Price Associates; $2,468,000 for T. Rowe Price Services, Inc.; and $370,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of December 31, 2010, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 573,241 shares of the fund, representing less than 1% of the fund’s net assets.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
T. Rowe Price New Era Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price New Era Fund, Inc. (the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 17, 2011

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/10

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $15,177,000 from short-term capital gains.

For taxable non-corporate shareholders, $62,178,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $50,190,000 of the fund’s income qualifies for the dividends-received deduction.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International Ltd (T. Rowe Price International); “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) and Directorships of Public Companies and
Year Elected*	Other Investment Companies During the Past Five Years

William R. Brody, M.D.,	President and Trustee, Salk Institute for Biological Studies (2009
Ph.D.	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
(1944)	(2007 to present); President and Trustee, Johns Hopkins University
2009	(1996 to 2009); Chairman of Executive Committee and Trustee,
Johns Hopkins Health System (1996 to 2009); Director, Medtronic,
Inc. (1998 to 2007); Director, Mercantile Bankshares (1997 to 2007)

Jeremiah E. Casey	Director, National Life Insurance (2001 to 2005); Director, NLV
(1940)	Financial Corporation (2004 to 2005)
2005

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Under Armour (2008 to present); Director, Vornado
2001	Real Estate Investment Trust (2004 to present); Director, Mercantile
Bankshares (2002 to 2007); Member, Advisory Board, Deutsche Bank
North America (2004 to present)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
1994

Karen N. Horn	Senior Managing Director, Brock Capital Group, an advisory and
(1943)	investment banking firm (2004 to present); Director, Eli Lilly and
2003	Company (1987 to present); Director, Simon Property Group (2004 to present); Director, Norfolk Southern (2008 to present); Director,
Fannie Mae (2006 to 2008); Director, Georgia Pacific (2004 to 2005)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company (1991 to present); Cofounder and Partner, Blackstone
2001	Real Estate Advisors, L.P. (1992 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present); Managing Director, The Goldman Sachs Group, Inc. (1984
2009	to 2008)

*Each independent director oversees 128 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the Board,
(1956)	Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of
2006	the Board, Director, and President, T. Rowe Price Investment Services,
[128]	Inc.; Chairman of the Board and Director, T. Rowe Price Retirement
Plan Services, Inc., T. Rowe Price Savings Bank, and T. Rowe Price
Services, Inc.; Director and Chief Executive Officer, T. Rowe Price
International; Chief Executive Officer, Chairman of the Board, Director,
and President, T. Rowe Price Trust Company; Chairman of the Board,
all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[73]	Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With New Era Fund	Principal Occupation(s)

Ryan Burgess, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly intern, T. Rowe Price
(to 2006)

Richard de los Reyes (1975)	Vice President, T. Rowe Price and T. Rowe
Vice President	Price Group, Inc.; formerly Analyst, Soros Fund
Management (to 2006)

Shawn T. Driscoll (1975)	Vice President, T. Rowe Price Group, Inc.; for-
Vice President	merly Equity Research Analyst, MTB Investment
Advisors (to 2006)

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

Mark S. Finn, CFA, CPA (1963)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company;
formerly Partner, PricewaterhouseCoopers LLP
(to 2007)

Shinwoo Kim (1977)	Employee, T. Rowe Price; formerly Summer
Vice President	Equity Research Analyst, MFS Investment
Management (to 2008); Senior Consultant/
Engineer, AT&T, Inc. (to 2007)

Steven Krichbaum (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly student, University of
Michigan, Stephen M. Ross School of Business
(to 2007)

Benjamin D. Landy (1980)	Employee, T. Rowe Price; formerly student,
Vice President	University of Chicago, Booth School of Business
(to 2009); Research and Strategy Director, Atlantic
Media Company (to 2007); Senior Research
Assistant Brookings Institution (to 2006)

David M. Lee, CFA (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Susanta Mazumdar (1968)	Vice President, Price Singapore and T. Rowe
Vice President	Price Group, Inc.

Heather K. McPherson, CPA (1967)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President	Investment Services, Inc., T. Rowe Price Trust
Company, and T. Rowe Price Services, Inc.; Vice
President, Price Hong Kong, Price Singapore,
T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe
Price International, and T. Rowe Price Retirement
Plan Services, Inc.

Timothy E. Parker, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
President*	Group, Inc.

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Investment
Services, Inc.; Vice President and Assistant
Treasurer, T. Rowe Price Services, Inc.

Craig A. Thiese (1975)	Vice President, T. Rowe Price; formerly Equity
Vice President	Trader, Rydex Investments (to 2006)

David J. Wallack (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Nalin Yogasundram (1975)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly Equity Analyst Intern,
American Century Investments (to 2006)

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

*Appointment effective January 1, 2011.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,417,000 and $1,879,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price New Era Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 17, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 17, 2011

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	February 17, 2011